UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 12, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-439                  16-0338330
   ----------------------------        -------------        ---------------
   (State or other jurisdiction        (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)


           608 Allen Street, Jamestown, New York                    14701
       -----------------------------------------------          -------------
             (Address of principal executive offices)             (Zip code)


             Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Entry into a Material Definitive Agreement.

         On May 12, 2005, American Locker Group Incorporated (the "Company") entered into Indemnity Agreements with its directors and executive officers. Each Indemnification Agreement requires the Company to indemnify the individual to the full extent permitted by law against any and all expenses (including advances), judgments, fines, penalties and amounts paid in settlement, in each case incurred in connection with any claim against the individual arising by reason of, or arising in part out of, the fact that the individual is or was a director, officer, employee, trustee, agent or fiduciary of the Company, or of another entity at the request of the Company. Each Indemnification Agreement also requires the Company to maintain directors and officers liability insurance coverage on behalf of the individual so long as the individual continues to serve as a director, officer, employee, trustee, agent or fiduciary of the Company, or of another entity at the request of the Company, or, to the full extent permitted by law, to indemnify the individual to the fullest extent of the coverage which would otherwise have been provided for the benefit of the individual if the insurance coverage had been maintained.

         The foregoing is a brief description of the material terms and conditions of the respective Indemnity Agreements and not a complete discussion of the documents. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the form of Indemnity Agreement attached to this Current Report as Exhibit 10.1, which is incorporated herein by reference.


Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On May 12, 2005, the Board of Directors of the Company determined that Edward F. Ruttenberg would assume the duties of the positions of President, Chief Operating Officer and Treasurer of the Company and that Roy J. Glosser would no longer perform those duties as of that date. The Company intends to promptly conduct interviews to hire an individual to serve as Chief Financial Officer and Treasurer. Mr. Ruttenberg, 58, has served as Chairman and Chief Executive Officer of the Company since 1998. The description of the material terms of Mr. Ruttenberg's employment agreement with the Company under the heading "Employment and Other Contracts - Edward F. Ruttenberg" and the information with respect to Mr. Ruttenberg under the heading "Other Transactions" in the Company's definitive proxy statement for its 2004 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 8, 2004, is hereby incorporated by reference in this Item 5.02.

Item 8.01 Other Events.

         On May 12, 2005, the Board of Directors of the Company adopted a strategic plan focusing primarily on supplying storage lockers for recreational and other uses and indoor and outdoor mail delivery systems in the private sector and reducing substantially annual selling, general and administrative expenses. Attached as Exhibit 99.1 hereto is a copy of the Company's press release dated May 18, 2005, with respect to this matter.


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Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          10.1 Form of Indemnity Agreement by and between American Locker Group Incorporated and each director and executive officer.

          99.1    Press release dated May 18, 2005.
































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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMERICAN LOCKER GROUP INCORPORATED


                                              By:  /s/ Edward F. Ruttenberg
                                                  --------------------------
                                                  Edward F. Ruttenberg
                                                  Chairman and
                                                  Chief Executive Officer

Dated:  May 18, 2005
























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


                                  EXHIBIT INDEX


Exhibit 10.1 Form of Indemnity Agreement by and between American Locker Group Incorporated and each director and executive officer.

Exhibit 99.1   Press release dated May 18, 2005.





































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